EXHIBIT 10.23

THIS CONTRACT IS
SUBJECT TO THE LAWS
OF THE STATE OF TEXAS











                              GAS PURCHASE CONTRACT

                                      DATED

                                JANUARY 30, 1998

                                     BETWEEN

                        FOUR SEVENS OIL COMPANY, LTD. AND

                            J W ENERGY COMPANY, LTD.

                                   AS "SELLER"

                                       AND

                                DYNEGY NGL, INC.

                                    AS "BUYER







February 24, 1998

                                TABLE OF CONTENTS

ARTICLE I - DEFINITIONS......................................................3

ARTICLE II - DELIVERY OF GAS AND TRANSFER OF TITLE...........................4

ARTICLE III - EFFECTIVE DATE AND TERM........................................4

ARTICLE IV - QUALITY.........................................................5

ARTICLE V- ALLOCATION OF RESIDUE GAS.........................................5

ARTICLE VI - ALLOCATION OF PLANT PRODUCTS....................................6

ARTICLE VII - RIGHTS-OF-WAY..................................................6

ARTICLE VIII - SETTLEMENT TESTS..............................................6

ARTICLE IX - METERS AND MEASUREMENT..........................................7

ARTICLE X - COMPENSATION TO SELLER...........................................8

ARTICLE XI - PAYMENT........................................................10

ARTICLE XII - WARRANTY OF TITLE.............................................10

ARTICLE XIII - ROYALTY AND OTHER INTERESTS..................................10

ARTICLE XIV - FORCE MAJEURE.................................................11

ARTICLE XV - UNECONOMIC GAS.................................................12

ARTICLE XVI - PRIORITY RIGHTS OF SELLER.....................................12

ARTICLE XVII - INDEMNITY....................................................12

ARTICLE XVIII - TAXES.......................................................12

ARTICLE XIX - LIABILITY OF PARTIES..........................................13

ARTICLE XX - MISCELLANEOUS..................................................13

                              GAS PURCHASE CONTRACT

     THIS CONTRACT, made and entered into this 30th day of January, 1998, by and between FOUR SEVENS OIL COMPANY, LTD. AND J W ENERGY COMPANY, LTD., hereinafter referred to as "Seller" and WARREN NGL, INC. hereinafter referred to as "Buyer."

     WHEREAS, Seller is the owner of certain oil, gas and mineral leases covering the right to search for and produce all or a part of the oil well gas and gas well gas, or has the right to sell said oil well and/or gas well gas underlying the leases described in Exhibit "A" attached hereto and made a part hereof; and

     Whereas, Seller is operating the properties described in Exhibit "A" and certain wells on said leases are productive, or may be productive, in addition to oil, of what is termed gas as hereinafter defined, and the Seller desires to sell the gas which may hereafter be produced from wells located on said premises; and,

     WHEREAS, Buyer desires to purchase the gas produced from said lease(s) in accordance with all the terms and conditions hereof.

     NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) paid by the Buyer to Seller, receipt of which is hereby acknowledged, and other payments and covenants hereinafter specified, Seller hereby grants, bargains, sells, and agrees to deliver to the Buyer and the Buyer agrees to purchase and take from the Seller, subject to the stipulations and conditions hereinafter specified, all the gas now or hereafter produced from the well(s) on the leases hereinabove described.

                             ARTICLE I - DEFINITIONS

For all purposes of this Contract, the following terms and expressions herein used are defined as follows:

a. "Btu" shall mean the quantity of heat required to raise the temperature of one (1) pound, avoirdupois, of pure water one (1) degree on the Fahrenheit temperature scale (58.5 degrees to 59.5 degrees) at a constant pressure of
     14.73 psia.

b. "Delivery Point" shall mean the point(s) at the casingheads of the well(s) and/or at any other point or points of separation of oil and gas by Seller, and/or any other mutually agreeable point or points on Buyer's or Seller's pipeline.

c. "Drip Liquids" shall mean any liquid hydrocarbons accumulating in drips, separators and/or pipelines which are collected by Buyer from the gathering system(s); including, without limitation, dirty oil, line drip, scrubber oil, compression and separator liquids, distillates and condensates; and such term includes all such liquids regardless of whether they are deleterious and marketable.

d. "Gas" shall mean casinghead gas, separator gas, or gaseous hydrocarbons produced from the lease(s) described in Exhibit "A" hereto and shall include gas produced from well(s) producing gas only, from well(s) producing gas in association with condensate, and from well(s) producing gas in association with oil.

e.   "GPM" shall mean gallons per one thousand (1000) cubic feet of gas.

f. "Plant" shall mean the CHICO Gas Processing Plant(s), a gas processing Plant owned and operated by Buyer. Plant may also mean any other gas processing plant and related facilities into which Buyer may direct Seller's Gas for processing.

g. "Plant Products" shall mean all liquefiable hydrocarbons or any mixture thereof that Buyer may condense from, adsorb from, absorb from, separate out of gas processed in the Plant, including, without limitation, natural gasoline, butane, propane, and ethane; but such term shall exclude Drip Liquids.

h. "Residue Gas" shall mean the gaseous portion of gas that remains after extraction of Plant Products and all other substances and gas used as Plant fuel.

               ARTICLE II - DELIVERY OF GAS AND TRANSFER OF TITLE

The Gas shall be delivered by Seller to Buyer at the Delivery Point at sufficient pressure to enter Buyer's pipeline. Upon receipt of said Gas by Buyer, title thereto (including all components thereof) shall pass to and vest in Buyer at the Delivery Point described herein.

Buyer shall have the exclusive right to process Seller's Gas for the extraction of liquid hydrocarbons. The extraction of liquid hydrocarbons shall not be permitted prior to delivery of Gas to Buyer, except that amount normally removed by standard mechanical oilfield-type separators; or ambient condensation. Seller specifically agrees not to utilize units designed to remove liquid hydrocarbons by means of absorption, adsorption, refrigeration, or cryogenic principles.

During the periods when the Gas production from all properties connected to Buyer's Plant is in excess of the then installed Plant and line capacities, Buyer shall be obligated to take only that portion of the Gas from the properties covered hereby which is ratable with its takes from all other properties connected to its Plant.

                      ARTICLE III - EFFECTIVE DATE AND TERM

This Contract shall become effective on February 1, 1998 and shall be for a primary term of Fifteen (15) year(s) from and after the effective date hereof, and year to year thereafter. Provided, however, either party shall have the right to terminate this contract at the end of the primary term, or on any anniversary thereof, by giving to the party thirty (30) days prior written notice, but shall not give more than ninety (90) days prior written notice, prior to the termination date, of its intention to do so, after which each party shall be released from any and all further obligations hereunder.

                              ARTICLE IV - QUALITY

In the event Seller's Gas delivered hereunder does not meet any one or more of the following quality specifications, Buyer reserves the right to restrict delivery volumes of such Gas or cease taking such as for so long as such condition(s) exists Buyer may elect to take Gas not meeting Quality Specifications; however, Buyer's election to do so does not constitute a waiver of the Quality Specifications described herein and in Buyer's sole judgment may enforce provisions of this article at any time.

                             Quality Specifications
                             ----------------------

Hydrogen Sulfide          0.25 grains or less per 100 cubic feet
Carbon Dioxide            2.0% or less by volume
Nitrogen                  5% or less by volume
Total Sulphur             5.0 grains or less per .100 cubic feet
Oxygen                    No Oxygen
Water                     No free water
Foreign Materials         Commercially free
Heating Value             Not less than one thousand one hundred fifty (1,150)
                          Btu's per cubic feet.

Temperature               Not less than forty degrees (40(degree)) nor more
                          than one hundred twenty degrees (120(degree))
                          Fahrenheit.

                      ARTICLE V- ALLOCATION OF RESIDUE GAS

The Residue Gas attributable to the Gas delivered here under shall be allocated on a Btu basis, based on a factor, the numerator of which will be Seller's wellhead delivered Btu's, reduced by subtracting Seller's calculated Btu's extracted as Plant Products, Seller's Btu's of allocated Plant fuel, and hydrogen sulfide, and the denominator of which will be the sum of all Plant wellhead delivered Btu's, reduced by subtracting the calculated Btu's extracted as Plant Products, actual Btu's of Plant fuel, and hydrogen sulfide, such factor to be multiplied by the total Plant Residue Gas.

Buyer shall not be obligated to return Residue Gas to Seller's lease for use in the development and operations of such lease. Seller may use Gas produced from said lease for the purpose of developing and operating the lease.

                    ARTICLE VI - ALLOCATION OF PLANT PRODUCTS

The Plant Products attributable to the gas delivered hereunder during each accounting period shall be the quantities of Plant Products obtained by multiplying the volume of Gas delivered hereunder by the "Recovered Plant Product GPM" of such Gas for each Plant Product. The "Recovered Plant Product GPM" as used herein shall be the "Plant Product GPM" for each Plant Product, determined as provided for in Article VIII, Settlement Tests, multiplied by the "Actual Plant Product Recovery Adjustment." The "Actual Plant Product Recovery Adjustment" shall be a fraction, the numerator of which shall be the actual Plant recovery of each Plant product saved and sold from Buyer's Plant during each accounting period; and the denominator of which shall be the theoretical quantity of that same Plant Product contained in the total volume of gas delivered to Buyer's Plant during each accounting period. Said Plant total of the theoretical quantity of each Plant Product shall be the summation of the volumes of each Plant Product attributable to all gas received by Buyer at all delivery points for the Plant as determined by multiplying the volumes of such gas each accounting period by each Plant Product GPM of such gas as determined in the same manner as provided for in Article VIII, Settlement Tests.

                           ARTICLE VII - RIGHTS-OF-WAY

Insofar as Seller's lease's subject to and covered by this Contract permits, Buyer is granted the right to lay and maintain lines and to install any necessary equipment on said lease(s) and shall have the right to free entry for any purpose incidental to Plant operations so long as such purpose does not interfere with lease operations or the rights of owners in fee. Seller warrants to Buyer peaceable access or ingress and egress to the lease(s) at all times for the performance of this Contract. All lines and other equipment placed by Buyer on said lands shall remain the property of the Buyer and, subject to the terms of this contract, may be removed by Buyer at any time.

                         ARTICLE VIII - SETTLEMENT TESTS

Buyer shall, at its expense, test the Gas to be delivered hereunder to determine the Plant Product composition, and specific gravity as hereinafter provided:

A. Plant Product Composition of the Gas: Buyer shall obtain a spot sample of the Gas delivered hereunder while the Gas is being produced under normal operating conditions. Analysis of such sample shall be made by Buyer at Buyer's election by gas chromatography or other industry approved method, and the results reported as galloons per thousand cubic feet (GPM) of each Plant Product (the "Plant Product GPM"). The calculations of Plant Products GPM's determined from said analysis shall be made by utilizing applicable conversion factors (corrected to the measurement conditions herein stated) as contained in Gas Processor's Association Standard 2261, Analysis of Natural Gas and Similar Gaseous Mixtures by Gas Chromatography, as revised from time to time.

B. Specific Gravity: The specific gravity of the Gas shall be determined by the use of a gravitometer of the Ranarex type, gas chromatography, or other mutually acceptable industry approved method.

The testing for Plant Product composition and specific gravity provided above shall be made semiannually. Either party hereto may request in writing that special tests be made, at the expense of the party requesting same, when, in its opinion, the Plant Product composition or specific gravity of the Gas has changed materially.

Buyer shall notify the Seller in writing ten (10 days previous to the settlement tests in order that it may have a representative present to witness said tests and/or make joint tests with its own appliances.

                       ARTICLE IX - METERS AND MEASUREMENT

The Gas delivered hereunder shall be measured by an orifice meter, or other industry acceptable metering device, of standard make to be furnished, installed, and kept in repair by Buyer to measure the delivery volume at each Delivery Point herein. The installation and operation of metering equipment, and the calculation of volumes shall be in accordance with the prescribed recommendations of API Manual of Petroleum Measurement Standards (MPMS, Chapter 14, Natural Gas Fluids Measurement, Section 3, Concentric, Square-Edged Orifice Meters, Parts 1,2,3,& 4. 1991 Edition or latest revision. Revisions to such Edition shall apply to computations and operation of meter installations but shall not be construed to require major modifications to or replacement of said equipment.

The amount of Gas so metered shall be computed in cubic feet on the basis of pressure of 14.65 pounds per square inch absolute and at a base temperature of sixty degrees (60(degree)) Fahrenheit. The flowing temperature shall be assumed to be sixty degrees (60(degree)) Fahrenheit; however, Buyer may, at its option, install a recording thermometer at each point of measurement to measure the actual flowing temperature of the Gas being delivered and apply a correction for such flowing temperature to the volume calculations as provided herein. The barometric pressure will be the appropriate pressure in pounds per square inch absolute determined by actual test or calculated based on the elevation. A correction shall be made for any deviation from Boyle's law in accordance with MPMS as hereinabove described.

Buyer shall periodically test the accuracy of the metering equipment, but not less frequent than specified in the settlement Tests provision of this Contract. If at any time the Gas measuring or testing equipment is found to be out of service or registering inaccurately in any percentage, it shall be adjusted at once to read accurately, within the limits prescribed by the manufacturer. Such equipment will be judged incorrect if inaccurate by an amount exceeding two percent (2%) at a reading corresponding to the average rate of flow for the period since the last test. If such equipment is out of service or incorrect, then any previous readings of such equipment shall be corrected to aero error for any period which is known definitely or agreed upon; but in case the period is not known definitely or agreed upon, such correction shall be for a period equal to one-half (1/2) of the time elapsed since the last test, not to exceed ninety (90) days.

In the event a meter is out of service or registering inaccurately, the volume of Gas shall be estimated by one of the following methods, in order of priority:
(1) using the registration of accurate check meters if installed and registering accurately, (2) correcting the error if the percentage error is ascertainable by calibration or mathematical computation, (3) using historical data, (4) using volume balance data, or (5) using other mutually agreeable methods. No correction for prior periods will be made for recorded inaccuracies of two percent (2%) or less.

Buyer and Seller shall have the right to inspect equipment installed or furnished by the other, and the charts and other measurement or testing data of the other, at all times during business hours; but the reading, calibration, and adjustment of all Gas metering equipment and changing of charts shall be done only by the party installing and furnishing the same. In case any question arises as to the accuracy of the Buyer's meter measurement, said meter, or meters, shall be tested upon the demand of either party. The expense of such tests shall be borne by the party demanding same if the meter is found to be correct and by the Buyer if found incorrect. Corrections and adjustments for any errors will be made as outlined above. If requested, Buyer shall send the charts to Seller for checking. Said charts are to be returned to Buyer within thirty
(30) days from receipt thereof.

                       ARTICLE X - COMPENSATION TO SELLER

Buyer shall pay to Seller as total compensation for the Gas delivered hereunder the sum of the values computed in accordance with subsections A., B., C., D., and E. of this Article.

A. Plant Products - An amount equal to Seller's allocated gallons of Plant Products (determined as provided in the Allocations of Plant Products provision hereof) times Eighty Percent (80%) times the "current weighted average net sales price" of such Plant Products.

     The "current weighted average net sales price" of each Plant Product shall be determined by dividing the total gallons of such product produced and sold during the accounting period involved into the "Net proceeds f.o.b. Plant" received from sales of such Plant Product for such period by Buyer.

     "Net proceeds f.o.b. Plant" shall be the total gross proceeds received by Buyer from the sale of each Plant Product during each accounting period less any charges for tank car rental, sales commissions, taxes, pipeline transportation costs, and similar costs and expenses incurred or made in connection with the sale, transportation, and delivery of such Plant Product.

     When Buyer sells Plant Products through its own marketing organization, the sales commissions shall be commensurate with the current commission being charged in the industry by independent brokers handling like products;

B. Residue Gas - An amount equal to Eighty Percent (80%) of the net proceeds received from the sale of such Residue Gas.

     The volume of "Residue Gas" shall be determined by application of the Allocation of Residue Gas provision thereof. "Net proceeds" as herein used shall mean the total gross proceeds received by Buyer form the sale of surplus Residue Gas during each accounting period less any costs incurred by Buyer for transporting or compression required to market the Residue Gas.

C. Notwithstanding the provisions of A. and B. above, commencing July 1, 1998 and each six (6) month period thereafter, on January 1 and July 1 the percentages for determining compensation in A. and B. above will be based on Average Daily Contract Volume for the prior six (6)-month period and will conform to the table as shown below. For the Average Daily Contract Volume of Gas delivered hereunder, the percentages for determining compensation in accordance with subsections A. and B, above shall be:


----------------------------------------------- --------------- -------------
                                                       A.             B.
        AVERAGE DAILY CONTRACT VOLUME           PLANT PRODUCTS   RESIDUE GAS
----------------------------------------------- --------------- -------------

Less than 1000 mcf/d                            65%             65%
----------------------------------------------- --------------- -------------

Greater  than or equal to 1000  Mcf/d but Less  70%             70%
than 2500 Mcf/d.
----------------------------------------------- --------------- -------------

Greater  than or equal to 2500  Mcf/d but Less  75%             75%
than 4000 Mcf/d
----------------------------------------------- --------------- -------------

Greater  than or equal to 4000  Mcf/d but Less  80%             80%
than 5500 Mcf/d
----------------------------------------------- --------------- -------------

5500 Mcf/d or /greater                          85%             85%
----------------------------------------------- --------------- -------------

D. Plant Products - Take-In-Kind Option - Seller shall have the option, ;and has exercised that option, to take-in-kind its percentage (less Buyer's share) of the Plant Products recovered from Seller's Gas beginning March 1, 1998. Prior to exercising the Take-In-Kind option on the Plant Products, Seller must provide Buyer with copy of agreement between Seller and Warren's Liquid Marketing Department covering transportation and fractionation of said products. If said agreement is not provided, this option will not be valid. In order to exercise a change in such right, Seller shall give Buyer written notice no later than thirty (30) days prior to January 1, 1999, or any six (6) month period thereafter commencing on July 1, or January 1. Take-In-Kind if Seller's Plant Products shall remain in effect for a minimum period of six (6) months and thereafter for periods of six (6) months. Seller's Take-In-Kind option shall remain in effect if Seller fails to notify Buyer in writing at least thirty (30) days prior to any six (6) month period of Seller's desire to cease its taking of gas.

E. Residue Gas - Take-In-Kind Option - Seller shall have the option, and has exercised that option, to take-in-kind its percentage (less Buyer's share) of the Residue Gas attributable to the gas delivered hereunder beginning March 1, 1998. In order to exercise a change in such right, Seller shall give Buyer written notice no later than thirty (30) days prior to such right, Seller shall give Buyer written notice no later than thirty (30) days prior to January 1, 1999, or any six (6) month period thereafter commencing on July 1, or January 1. Take-In-Kind of Seller's Residue Gas shall remain in effect for a minimum period of six (6) months and thereafter for periods of six (6) months. Seller's Take-In-Kind option shall remain in effect if Seller fails to notify Buyer in writing at least thirty (30) days prior to any six (6) month period of Seller's desire to cease its taking of Gas.

                              ARTICLE XI - PAYMENT

Payment shall be made by the Buyer not later than the last day of each month for all Gas purchased hereunder during the preceding month. Seller shall be furnished a separate statement showing full details of the accounts.

Examination by the Seller of the books of account kept by the buyer respecting said Gas account shall be permitted by the Buyer at any and all reasonable hours within two (2) years from date of payment. If any such examination reveals any inaccuracy in such statements, charge, credit computation, tests, or delivery, the necessary adjustment shall be made promptly. Any statement not questioned in writing by Seller, within a two (2) year period commencing with the first day of the calendar year succeeding the calendar year in which said statement is received shall be final and not subject to dispute.

                         ARTICLE XII - WARRANTY OF TITLE

Seller warrants title to the Gas and that Seller has the right to sign this Contract on behalf of one hundred percent (100%) of the working interest owners in the well(s) under the lease(s) covered by this Contract as shown on Exhibit "A" as it may be amended from time to time. Seller agrees to indemnify Buyer and its affiliates and the directors, officers, agents, and employees of Buyer and its affiliates, and save them harmless from all suits, actions, debts, accounting, damages, costs, losses, and expenses arising from or out of all liens or adverse claims of any and all persons to said Gas or to royalties, taxes, license fees, or charges thereon which are applicable before the title passes to Buyer. Upon request, Seller shall furnish Buyer abstracts of title, and Buyer shall not be required to make payment until Seller shall have furnished such abstracts covering the land described, showing good and merchantable title to the Gas. If Seller's title is questioned or involved in litigation, Buyer shall have the right to withhold payment without interest during the pendency of such litigation, or until such title is freed from such question, or until Seller furnishes a bond conditioned to save Buyer harmless wit surety acceptable to Buyer.

                   ARTICLE XIII - ROYALTY AND OTHER INTERESTS

Seller shall account and pay to the persons entitled thereto all royalties, oil payments, overriding royalties, etc., due under leases or other agreements in accordance with the provisions thereof for their share; if any, of the compensation due Seller for the Gas delivered hereunder.

Buyer assumes no liability of any kind for the payments of royalties, oil payments, overriding royalties, etc., due on the compensation due Seller for the Gas delivered hereunder. Seller hereby agrees to indemnify and hold Buyer harmless against any and all claims, demands, and causes of action of any kind, together with all losses, damages, liabilities, costs and expenses (including court costs and attorney fees) arising out of the payments made by Seller or required to be made by Seller hereunder.

                           ARTICLE XIV - FORCE MAJEURE

In the event either Seller or Buyer is rendered unable, wholly or in part, by force majeure to carry out its obligations under this Contract, on such party's giving notice and reasonably full particulars of such force majeure in writing or by facsimile to the other party as soon as possible after the occurrence of the cause relied on, the obligations of the party giving such notice, so far as and to the extent that they are affected by such force majeure, shall be suspended during the continuance of any inability so caused, but for no longer period, and such cause shall so far as possible be remedied with all reasonable dispatch.

The term "force majeure" as used herein shall mean acts of God, strikes, lockouts, or other industrial disturbances; acts of the public enemy, wars, blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, storms, floods, washouts, laws, rules and regulations, arrests and restraints of the government, either federal or state, civil or military, civil disturbances, breakage of lines of pipe or transmission facilities, temporary cleaning or testing of facilities, freezing of the wells or lines of pipe, temporary failure of Gas supply, inability of either party to obtain necessary materials, temporary or permanent failure of Gas markets, and any other cause, whether of the kind herein enumerated or otherwise, which is not reasonably within the control of the party claiming suspension; such term shall likewise include (a) in those instances where either party hereto is required to obtain servitude, right-of-way grants, permits, or licenses to enable such party to fulfill its obligations hereunder, the inability of such party to acquire, or the delays on the part of such party in acquiring, at reasonable cost and after the exercise of reasonable diligence, such servitude, right-of-way grants, permits or licenses; and (b) in those instances where either party hereto is required to furnish materials and supplies for the purpose of constructing and maintaining facilities or is required to secure permits or permission from any governmental agency to enable such party to fulfill its obligations hereunder, the inability of such party to acquire, or the delays on the part of such party in acquiring, at reasonable cost and after the exercise of reasonable diligence, such materials and supplies, permits and permissions. The settlement of strikes or lockouts shall be entirely within the discretion of the party having the difficulty, and that the above requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of opposing party when such course is inadvisable in the discretion of the party having the ability.

                           ARTICLE XV - UNECONOMIC GAS

In the event the Gas from any well or wells or from any point of separation of the oil and Gas on said lease for any reason becomes uneconomic to Buyer in Buyer's sole opinion, due to price, volume, quality, or other cause, Buyer shall have the right to cease taking such Gas so long as such condition exists. It is further provided that if at any time the price, volume, or quality of the Gas available to Buyer, or any cause beyond Buyer's control, shall render the operation of Buyer's Plant uneconomic in Buyer's sole opinion, Buyer may, by thirty (30) days written notice and payment or tender to Seller of Ten Dollars ($10.00), cancel this Contract. In the event Buyer shall fail to take Seller's said uneconomical gas for a period of more than thirty (30) consecutive days, Buyer agrees to release said uneconomical gas upon receipt of Seller's thirty
(30) day written request.

                     ARTICLE XVI - PRIORITY RIGHTS OF SELLER

As said premises are being operated primarily for the production of oil, the taking of Gas by the Buyer shall be subservient to said oil operations. The Seller may, at any time, without liability to Buyer, clean out, deepen or abandon any well or wells on the properties described in Exhibit "A" hereof, or may use any efficient modern or improved method for the production of oil. Before any well or wells are taken out of service for any reason whatsoever, Seller agrees to first shut off the same from communication with Buyer's gathering pipelines.

                            ARTICLE XVII - INDEMNITY

Seller releases and agrees to defend, protect, indemnify, and hold Buyer and its parent company, subsidiaries, and affiliates, and the directors, officers, agents, and employees of Buyer and its parent company, subsidiaries and affiliates (collectively referred to herein as the "Buyer Indemnitees") harmless from and against all claims, liabilities, losses, damages, and expenses, including attorney's fees in connection therewith, arising out of Seller's performance or nonperformance of this Contract, except for such as may be caused by the negligence of any "Buyer Indemnitee." Likewise, Buyer releases and agrees to defend, protect, indemnify, and hold Seller harmless from and against all claims, liabilities, losses, damages, and expenses, including attorney's fees in connection therewith, arising out of Buyer's performance or nonperformance of this Contract, except for such as may be caused by the negligence of Seller, its agents or employees.

                              ARTICLE XVIII - TAXES

Seller agrees to bear and to pay or cause to be paid all taxes on the Gas delivered hereunder which are lawfully levied prior to its delivery to Buyer, and Buyer agrees to bear and pay or cause to be paid all taxes lawfully levied on such Gas after its receipt by Buyer.

                       ARTICLE XIX - LIABILITY OF PARTIES

As between Buyer and Seller, Seller shall be in control and possession of the Gas sold and purchased hereunder and responsible for any damage or injury caused thereby until the same shall have been delivered to Buyer at the Delivery Point(s). As between Buyer and Seller, Buyer shall be in control and possession of the Gas sold and purchased hereunder and responsible for any damage or injury caused thereby after the same shall have been delivered to Buyer at the Delivery Point(s).

                           ARTICLE XX - MISCELLANEOUS

1. REGULATORY BODIES - This Contract shall be subject to all valid statutes, rules and regulations of any duly constituted federal or state regulatory body or bodies having jurisdiction herein.

2. ASSIGNMENT - All of the rights and duties herein contained shall inure to and be binding upon the respective heirs, successors, and assigns of the parties hereto; provided, however, that no conveyance or transfer of an interest of either party shall be binding upon the other party until such other party has been furnished with written notice thereof.

3. PRODUCTION IN CONFORMANCE WITH FLOW SCHEDULE - In order to maintain maximum Plant efficiency on a 24-hour operating schedule, it is desired by the parties hereto to maintain a reasonably uniform rate of flow of Gas to said Plant over each 24-hour period. It is, therefore, agreed that Seller shall, at its option, either (1) regulate its producing schedule so that the Gas shall be supplied from Seller's lease at a reasonably uniform rate of flow; or (2) accept and follow a producing schedule to be established by Buyer for all wells connected to Buyer's Plant, provided that Buyer shall consider the wishes of Seller in establishing the producing schedule for seller's well or wells. Anything else contained in this contract to the contrary notwithstanding, Seller hereby agrees that in the event it fails to comply with the above provisions of this Article, such failure shall give Buyer the right, at its option, to refuse to accept delivery of Seller's casinghead Gas during any period of such non-compliance.

4. WAIVER OF DEFAULTS - No waiver by Buyer or Seller of any default of the other under this contract shall operate as a waiver of any future default, whether of a like or a different character.

5. NOTICES - Every notice, request, or statement provided for in this Contract shall be in writing and shall be directed, made, or delivered as follows:

         NOTICES TO BUYER: Warren NGL, INC.
                           Contract Administration
                           1000 Louisiana, Suite 5800
                           Houston, Texas 77002-5050

         NOTICES TO SELLER: FOUR SEVENS OIL COMPANY, LTD. AND
                            J W ENERGY COMPANY, LTD.
                            1090 Fort Worth Club Tower
                            777 Taylor Street
                            Fort Worth, Texas 76102

     or at such other post office address as such party shall from time to time designate as the address for such purpose by registered letter addressed to other party.

6. TERMINATION OF PRIOR CONTRACTS AND RELEASE - This Contract terminates and supersedes any and all prior contracts between the parties hereto to the extent that such contracts cover the purchase and sale of gas covered by this Contract. In consideration of the covenants herein contained, Seller hereby acknowledges takes of all required volumes and payment in full by Buyer of all sums owed Seller by Buyer for Gas, whether from an oil well or gas well, produced from the properties described in Exhibit "A" and any other sums owed Seller related to any contract which is hereby terminated or superseded, and Seller hereby releases and waives any and all causes of action related thereto.

     IN WITNESS WHEREOF, the parties have hereunto executed this Contract the day and year first above written; provided, however, that said Contract shall not valid or binding on either party until fully executed by Buyer.

WITNESS                                  SELLER

                                         FOUR SEVENS OIL COMPANY, LTD., AND
/s/ Brad Cunningham                      J W ENERGY COMPANY, LTD.
/s/ Mary Lowe
                                         By    /s/ [illegible]
                                         Title      Partner

                                         BUYER

                                         WARREN NGL, INC.

                                         By   /s/ R. Len Hesseltine
                                              R. Len Hesseltine
                                              Vice President

Warren Petroleum Company Letterhead
Limited Partnership
An NGC Company


Four Sevens Oil Company, Ltd.
& J.W. Energy Company, Ltd.
1090 Fort Worth Club Tower
Forth Worth, TX 76102

Attention:  Dick Lowe

Subject:  Amendment to Gas Purchase Contract
            Dated:    January 30, 1998
            Lease(s)  Various
            Warren #42095-03043

Dear Mr. Lowe:

     Under date of January 30, 1998, a Gas Purchase Contract was entered into by and between FOUR SEVENS OIL COMPANY, LTD. & J.W. ENERGY COMPANY, LTD. (Seller) and WARREN NGL, INC (Buyer) for the sale and purchase of gas produced from various leases located in Wise County, Texas.

     It is the desire of the parties hereto and both parties do hereby agree, for and in consideration of the mutual benefits expressed herein and for other good and valuable consideration, to amend the above referenced Contract as hereinafter provided.

     The existing EXHIBIT "A" shall be amended to include the following additional leae located in Jack County, Texas:

         LEASE NAME            DESCRIPTION

     Roy Cherryhomes F-2       2,204' FNL & 500' FEL of T.G. Box Survey, A-35,
     Jack County, Texas

     The effective date of this Amendment shall be June 4, 1998.

     Except as herein provided, all other terms and provisions of the referenced Contract shall remain in full force and effect for the term thereof.

     If the above meets with your approval, please secure execution of this Amendment in duplicate, and return both originals to Warren NGL, Inc. Attention:
Kathy Bissell, (Room 6401A), 1000 Louisiana, Suite 5800, Houston, TX 77002-5050. A fully executed original will be forwarded to you for your files upon final execution by Warren. Yours very truly,

                                WARREN NGL, INC.


                                /s/ Bobby J. McGuire
                                Bobby J. McGuire
                                Director, Gas Supply

Accepted and agreed to this 19th
Day of May, 1998

FOUR SEVENS OIL COMPANY, LTD.
& J.W. ENERGY COMPANY, LTD.

By          /s/ [Illegible]
Title       Partner

BJM/kb

                       [DYNEGY MIDSTREAM, INC. LETTERHEAD]


July 24, 1998

Four Sevens Oil Company, Ltd. &
J.W. Energy Company Ltd.
1090 Fort Worth Club Tower
777 Taylor Street
Fort Worth, TX 76120

Attention:  Dick Lowe

         Subject:     Amendment to Gas Purchase Contract
                      Dated:  January 30, 1998
                      Lease(s) Various
                      Dynegy # 42095-03043

Dear Mr. Lowe:

     Under date of January 30, 1998, a Gas Purchase contract was entered into by and between FOUR SEVENS OIL COMPANY, LTD. & J. W. ENERGY COMPANY, LTD. (Seller) and DYNEGY MIDSTREAM, INC. (formerly known as Warren NGL, Inc.) (Buyer) for the sale and purchase of gas produced from various leases located in various counties in Texas.

     It is the desire of the parties hereto and both parties do hereby agree, for and in consideration of the mutual benefits expressed herein and for other good and valuable consideration, to amend the above referenced Contract as hereinafter provided.

     The existing EXHIBIT "A" shall be amended to include the following additional lease(s) located in Wise County, Texas:

                  LEASE NAME                         DESCRIPTION
                  ----------                         -----------
                  Ashe A-6                           See Attached

     The effective date of this Amendment shall be the day of first delivery of Gas from the Ashe A-6.

     Except as herein provided, all other terms and provisions of the referenced Contract shall remain in full force and effect for the term thereof.

     If the above meets with your approval, please secure execution of this Amendment in duplicate, and return both originals to Dynegy Midstream, Inc.,
Attention: Kathy Bissell, (Room 6401A), 1000 Louisiana, Suite 5800, Houston, TX 77002-5050. A fully executed original will be forwarded to you for your files upon final execution by Dynegy.

                                    Yours very truly,

                                    DYNEGY MIDSTREAM, INC.

                                    /s/ Bobby J. McGuire
                                    Bobby J. McGuire
                                    Director, Gas Supply


Accepted and agreed to this 21
day of Sep., 1998

FOUR SEVENS OIL COMPANY, LTD. &
J. W. ENERGY COMPANY LTD.

By:      /s/ Hunter Enis
Title:   Partner

                                [GRAPHIC OMITTED]


Cap [Illegible] (Consolidated Congl)


Operator of Lease/Unit:                OXY USA Inc.
Name of Lease:                         Ashe A
Well No.:                              6
Total Acres in Lease/Unit:             586
Description of Property:               [Illegible]

County:                                Wise
Field:                                 Booneville
Scale:                                 1" - 1000'

All information on this plat is true to the best of my belief and knowledge.

/s/ Hunter Enis
Hunter Enis, Partner
JW Energy Co., LTD.

                       [DYNEGY MIDSTREAM, INC. LETTERHEAD]



August 11, 1998

Four Sevens Oil Company, Ltd. &
J.W. Energy Company Ltd.
1090 Fort Worth Club Tower
777 Taylor Street
Fort Worth, TX 76120

Attention:  Dick Lowe

         Subject:     Amendment to Gas Purchase Contract
                      Dated:  January 30, 1998
                      Lease(s) Various
                      Dynegy # 42095-03043

Dear Mr. Lowe:

     Under date of January 30, 1998, a Gas Purchase contract was entered into by and between FOUR SEVENS OIL COMPANY, LTD. & J. W. ENERGY COMPANY, LTD. (Seller) and DYNEGY MIDSTREAM, INC. (formerly known as Warren NGL, Inc.) (Buyer) for the sale and purchase of gas produced from various leases located in various counties in Texas.

     It is the desire of the parties hereto and both parties do hereby agree, for and in consideration of the mutual benefits expressed herein and for other good and valuable consideration, to amend the above referenced Contract as hereinafter provided.

     The existing EXHIBIT "A" shall be amended to include the following additional lease(s) located in Jack County, Texas:

                  LEASE NAME                         DESCRIPTION
                  ----------                         -----------
                  Tarrant B #6                       See Attached

     The effective date of this Amendment shall be the day of first delivery of Gas from the Tarrant B #6.

     Except as herein provided, all other terms and provisions of the referenced Contract shall remain in full force and effect for the term thereof.

     If the above meets with your approval, please secure execution of this Amendment in duplicate, and return both originals to Dynegy Midstream, Inc.,
Attention: Kathy Bissell, (Room 6401A), 1000 Louisiana, Suite 5800, Houston, TX 77002-5050. A fully executed original will be forwarded to you for your files upon final execution by Dynegy.

                                                     Yours very truly,

                                                     DYNEGY MIDSTREAM, INC.

                                                     /s/ Bobby J. McGuire
                                                     Bobby J. McGuire
                                                     Director, Gas Supply


Accepted and agreed to this 14
day of Sep., 1998

FOUR SEVENS OIL COMPANY, LTD. &
J. W. ENERGY COMPANY LTD.

By:      /s/ Hunter Enis
Title:   Partner


BJM/kb

                                [GRAPHIC OMITTED]

                       [DYNEGY MIDSTREAM, INC. LETTERHEAD]



September 9, 1998

Four Sevens Oil Company, Ltd. &
J.W. Energy Company Ltd.
1090 Fort Worth Club Tower
777 Taylor Street
Fort Worth, TX 76120

Attention:  Dick Lowe

         Subject:     Amendment to Gas Purchase Contract
                      Dated:  January 30, 1998
                      Lease(s) Various
                      Dynegy # 42095-03043

Dear Mr. Lowe:

     Under date of January 30, 1998, a Gas Purchase contract was entered into by and between FOUR SEVENS OIL COMPANY, LTD. & J. W. ENERGY COMPANY, LTD. (Seller) and DYNEGY MIDSTREAM, INC. (formerly known as Warren NGL, Inc.) (Buyer) for the sale and purchase of gas produced from various leases located in various counties in Texas.

     It is the desire of the parties hereto and both parties do hereby agree, for and in consideration of the mutual benefits expressed herein and for other good and valuable consideration, to amend the above referenced Contract as hereinafter provided.

     The existing EXHIBIT "A" shall be amended to include the following additional lease(s) located in Jack County, Texas:

                  LEASE NAME                         DESCRIPTION
                  ----------                         -----------

                  Sealy C #4                         See Attached

     The effective date of this Amendment shall be the day of first delivery of Gas from the Sealy C #4.

     Except as herein provided, all other terms and provisions of the referenced Contract shall remain in full force and effect for the term thereof.

     If the above meets with your approval, please secure execution of this Amendment in duplicate, and return both originals to Dynegy Midstream, Inc.,
Attention: Vicki Hopson, (Room 6403D), 1000 Louisiana, Suite 5800, Houston, TX 77002-5050. A fully executed original will be forwarded to you for your files upon final execution by Dynegy.

                                          Yours very truly,

                                          DYNEGY MIDSTREAM, INC.

                                          /s/ Bobby J. McGuire
                                          Bobby J. McGuire
                                          Director, Gas Supply


Accepted and agreed to this 21
day of Sep., 1998

FOUR SEVENS OIL COMPANY, LTD. &
J. W. ENERGY COMPANY LTD.

By:      /s/ Hunter Enis
Title:   Partner


BJM/vh

                                [GRAPHIC OMITTED]



                                [GRAPHIC OMITTED]

                       [DYNEGY MIDSTREAM, INC. LETTERHEAD]

                                                                          DYNEGY

November 2, 1998


Four Sevens Oil Company, Ltd. &
J.W. Energy Company, Ltd.
1090 Fort Worth Club Tower
777 Taylor Street
Fort Worth, TX  76102

Attention:  Dick Lowe

         Subject:          Gas Purchase Contract
                           Dated:           January 30, 1998
                           Lease(s):        Various
                           Dynegy #:        42095-03043

Dear Mr. Lowe:

     Under date of January 30, 1998, a Gas Purchase Contract was entered into by and between FOUR SEVENS OIL COMPANY, LTD. & J. W. ENERGY COMPANY, LTD. (Seller) and DYNEGY MIDSTREAM, INC. (formerly known as Warren NGL, Inc.) (Buyer) for the sale and purchase of gas produced from various leases located in Jack and Wise Counties, Texas.

     It is the desire of the parties hereto and both parties do hereby agree, for and in consideration of the mutual benefits expressed herein and for other good and valuable consideration, to amend the above referenced Contract as hereinafter provided.

     The existing EXHIBIT "A" shall be amended to include the following additional lease(s) located in Jack County, Texas:


         LEASE NAME                                  DESCRIPTION
         ----------                                  -----------
         Tarrant B-7                                 See attached
         Tarrant A-6                                 See attached
         Tarrant A-7                                 See attached
         Tarrant A-8                                 See attached

     The effective date of this Amendment shall be the day of first delivery of Gas from the subject leases.

     Except as herein provided, all other terms and provisions of the referenced Contract shall remain in full force and effect for the term thereof.

     If the above meets with your approval, please secure execution of this Amendment in duplicate, and return both originals to Dynegy Midstream, Inc.,
Attention: Vicki Hopson (Room 6428-A), 1000 Louisiana, Suite 5800, Houston, TX 77002-5050. A fully executed original will be forwarded to you for your files upon final execution by Dynegy.

                                                     Yours very truly,

                                                     DYNEGY MIDSTREAM, INC.

                                                     /s/ Bobby J. McGuire
                                                     Bobby J. McGuire
                                                     Director, Gas Supply

BJM/vh

Accepted and agreed to this 16

Day of Nov., 1998

FOUR SEVENS OIL COMPANY, LTD. &
J.W. ENERGY COMPANY, LTD.

By    /s/ Hunter Enis
Title  Partner


                                [GRAPHIC OMITTED]

                      EXHIBIT "A" TO GAS PURCHASE CONTRACT
    BETWEEN FOUR SEVENS OIL COMPANY, LTD. & J W ENERGY COMPANY, LTD (SELLER)
                          AND WARREN NGL, INC. (BUYER)

                             DATED JANUARY 30, 1998


                              SCHEDULE OF INTERESTS

                                Working Interests

                                     ASHE A
                                    7-4202079

                               Wise County, Texas


OXY LEASE NUMBER:   6-4214522/4214522
DATED:              April 26, 1949
LESSOR:             Eugene Ashe
LESSEE:             F. H. Scott
WORKING INTEREST    100%
NET REVENUE
  INTEREST          87.5%
RECORDING DATA:     Book 60, Page 95
DESCRIPTION:        INSOFAR AND ONLY INSOFAR as said lease shall concern 776.12 acres out of Cochran and Collins Survey, GH&HRR Co. Survey
                    No. 20, George Ramsdale Survey, and R. A. Nelson Survey, more fully described in the oil and gas lease dated April
                    26, 1949, recorded in Book 60, Page 95, Wise County, Texas.

In addition to the agreements noted at the end of this working interest section, the foregoing Properties are subject to following specific agreement:

1.   Gas Contract dated December 21, 1992 (#373200) with Warren Petroleum

                                     ASHE B
                                    7-4202100

                               Wise County, Texas

OXY LEASE NUMBER:   6-4214523/4214523
DATED:              April 26, 1949
LESSOR:             Eugene Ashe
LESSEE:             F. H. Scott
WORKING INTEREST    100%
NET REVENUE
  INTEREST          87.5%
RECORDING DATA:     Book 60, Page 75
DESCRIPTION:        INSOFAR  AND ONLY  INSOFAR as said lease  shall  concern
                    all of the E. T. RR Co.  Survey No. 1,  Patent No.  526,
                    Volume  8,  and  contains  640  acres,  more or less and
                    described  as  follows:   beginning  at  the   Northwest
                    Corner  of the Levi  Howard  Survey  thence  South  with
                    Howard's  West line 1900 VRS thence West 1900 VRS thence
                    North 1900 VRS thence East 1900 VRS to place of beginning, Wise County, Texas.

In addition to the agreements noted at the end of this working interest section, the foregoing Properties are subject to following specific agreement:

1.   Gas Contract (42-C-8200) dated August 19, 1994 with Warren Petroleum

                                     ASHE C
                                    7-4202121

                               Wise County, Texas

OXY LEASE NUMBER:   6-4214526/4214526
DATED:              April 26, 1949
LESSOR:             Eugene Ashe
LESSEE:             F. H. Scott
WORKING INTEREST    100%
NET REVENUE
  INTEREST          87.5%
RECORDING DATA:     Book 60, Page 85
DESCRIPTION:        INSOFAR  AND ONLY  INSOFAR as said lease  shall  concern
                    134 acres of Anderson  Angel Survey,  160 acres of R. B.
                    Dwight  Survey,  84 acres of the J. J. Lang Survey,  and
                    105 acres of Samuel Hewes Survey, more fully described in the oil and gas lease dated April 26, 1949, recorded in Book 60, Page 85, Wise County, Texas.

In addition to the agreements noted at the end of this working interest section, the foregoing Properties are subject to following specific agreement:

1.   Gas Contract (42-C-8200) dated August 19, 1994 with Warren Petroleum.

                                     ASHE D
                                    7-4202142

                               Wise County, Texas

OXY LEASE NUMBER:   6-4214524/4214524
DATED:              April 26, 1949
LESSOR:             Eugene Ashe
LESSEE:             F. H. Scott
WORKING INTEREST    100%
NET REVENUE
  INTEREST          87.5%
RECORDING DATA:     Book 60, Page 73
DESCRIPTION:        INSOFAR  AND ONLY  INSOFAR as said lease  shall  concern
                    542.51 acres of the E. T. RR Co. Survey No. 2 known as the A. Devereux Survey, Patent 148, Certificate No.
                    17296, more fully described in the oil and gas lease dated April 26, 1949, recorded in Book 60, Page 73,
                    Wise County, Texas.

In addition to the agreements noted at the end of this working interest section, the foregoing Properties are subject to following specific agreement:

1. Gas Contract (42-C-8200) dated August 19, 1994 with Warren Petroleum

                                     ASHE E
                                   7-4202163

                               Wise County, Texas

The following leases total to:
OXY NUMBER:         6-4214525/4214525
DATED:              April 26, 1949
LESSOR:             Eugene Ashe
LESSEE:             F. H. Scott
WORKING INTEREST    100%
NET REVENUE
  INTEREST          87.5%
RECORDING DATA:     Book 60, Page 87
DESCRIPTION:        INSOFAR AND ONLY INSOFAR as said lease shall concern 420.23 acres of the Levi Howard Survey, more fully described in the oil and gas lease dated April 26, 1949, recorded in Book 60, Page 87, Wise County, Texas.

In addition to the agreements noted at the end of this working interest section, the foregoing Properties are subject to following specific agreement:

1. Gas Contract (42-C-8200) dated August 19, 1994 with Warren Petroleum.

                                     BERRY D
                                    7-4204550

                               Wise County, Texas

The following leases total to:
WORKING INTEREST    100%
NET REVENUE
  INTEREST          87.5%
OXY LEASE NUMBER:   6-4228132/4212815
DATED:              November 27, 1946
LESSOR:             Aura Terrell
LESSEE:             John M. Mouser
RECORDING DATA:     Book 48, Page 147
DESCRIPTION:        INSOFAR AND ONLY INSOFAR as said lease shall  concern 70
                    acres on the SDL of this C. W.  Edgery  Survey  Abstract
                    268, more fully described in the oil and gas lease dated November 27, 1946, recorded in Book 48, Page 147,
                    Wise County, Texas.


OXY LEASE NUMBER:   6-4228121/4212724
DATED:              December 4, 1946
LESSOR:             Walter Berry
LESSEE:             Cities Service Oil Company
RECORDING DATA:     Book 48, Page 121
DESCRIPTION:        INSOFAR AND ONLY INSOFAR as said lease shall concern 135
                    acres of the EH&W Thompson Survey Abstract 1149, more fully described in the oil and gas lease dated December 4, 1946, recorded in Book 48, Page 121, Wise County, Texas.


OXY LEASE NUMBER:   6-4212768/4212768
DATED:              November 15, 1946
LESSOR:             J. W. Berry
LESSEE:             John M. Mouser
RECORDING DATA:     Volume 47, Page 543
DESCRIPTION:        INSOFAR  AND ONLY  INSOFAR as said lease  shall  concern
                    all of the West Half (W/2) of GH&H RR Co.  Survey No. 2,
                    lying   North   of  the   Center   line   of   the   old
                    Jacksboro-Chico Public Road containing 75 acres of land, more or less, Wise County, Texas.


OXY LEASE NUMBER:   6-4212562/4212562
DATED:              June 18, 1946
LESSOR:             M. T. Berry
LESSEE:             John M. Mouser
RECORDING DATA:     Book 46, Page 599
DESCRIPTION:        INSOFAR AND ONLY INSOFAR as said lease shall concern 90
                    acres in the EH&W Thompson Survey, Abstract No. 1149, more fully described in the oil and gas lease dated June 18, 1946, recorded in Book 46, Page 599, Wise County, Texas.

In addition to the agreements noted at the end of this working interest section, the foregoing Properties are subject to following specific agreement:

1. Declaration of Unit dated January 10, 1967
2. Gas Contract dated November 12, 1992 (#374900) with Warren Petroleum

                          CHICO CONGLOMERATE UNIT WEST
                                    7-4213545

                               Wise County, Texas

The following leases total to:
WORKING INTEREST    66.896%
NET REVENUE
  INTEREST          57.45769%
OXY LEASE NUMBER:   6-4212762/4212768
DATED:              November 15, 1946
LESSOR:             J. W. Berry
LESSEE:             John M. Mouser
RECORDING DATA:     Book 47, Page 549
DESCRIPTION:        INSOFAR  AND ONLY  INSOFAR as said lease  shall  concern
                    all of the West  Half of the GH&H RR Co.  Survey  No. 2,
                    lying   North   of  the   Center   Line   of   the   old
                    Jacksboro-Chico Public Road, containing 75 acres of land, more or less, Wise County, Texas.


OXY LEASE NUMBER:   6-4212843/4212843
DATED:              December 15, 1946
LESSOR:             Sealy & Smith Foundation
LESSEE:             John M. Mouser
RECORDING DATA:     Book 48, Page 24
DESCRIPTION:        INSOFAR  AND ONLY  INSOFAR as said lease  shall  concern
                    Section  3, GH&H RR Co.  Survey,  Abstract  34E,  Patent
                    208, volume 25, Wise County, Texas.


OXY LEASE NUMBER:   6-4228121/4212724
DATED:              December 4, 1946
LESSOR:             Walter Berry
LESSEE:             Cities Service Oil Company
RECORDING DATA:     Book 48, Page 121
DESCRIPTION:        INSOFAR AND ONLY INSOFAR as said lease shall concern 135
                    acres of the EH&W Thompson Survey Abstract 1149, more fully described in the oil and gas lease dated December 4, 1946, recorded in Book 48, Page 121, Wise County, Texas.


OXY LEASE NUMBER:   6-4228132/4212815
DATED:              November 27, 1946
LESSOR:             Aura Terrell
LESSEE:             John M. Mouser
RECORDING DATA:     Book 48, Page 147
DESCRIPTION:        INSOFAR AND ONLY INSOFAR as said lease shall  concern 70
                    acres on the SBL of the C. W.  Edgery  Survey,  Abstract
                    268, more fully described in the oil and gas lease dated November 27, 1946, recorded in Book 48, Page 147,
                    Wise County, Texas.


OXY LEASE NUMBER:   6-4254594/4254594
DATED:              November 15, 1947
LESSOR:             Ima Pearl Garrett, et al.
LESSEE:             K. W. Kilpatrick
RECORDING DATA:     Volume 49, Page 227
DESCRIPTION:        INSOFAR AND ONLY INSOFAR as said lease shall  concern 95
                    acres,  more or  less,  being  part of the C. W.  Edgery
                    Survey, Patent No. 1048, Volume 3, A-268, more fully described in the oil and gas lease dated November 15, 1974, recorded in Book 49, Page 227, Wise County, Texas.


OXY LEASE NUMBER:   6-4254595/4254595
DATED:              November 12, 1947
LESSOR:             L. L. Roberts, et ux
LESSEE:             K. W. Kilpatrick
RECORDING DATA:     Volume 48, Page 524
DESCRIPTION:        INSOFAR  AND ONLY  INSOFAR as said lease  shall  concern
                    65.28  acres,  more or  less,  out of the C.  W.  Edgery
                    Survey Patent No. 1048, Volume 3, A-268, more fully described in lease dated November 12, 1947, recorded in Book 48, Page 524, Wise County, Texas.


In addition to the agreements noted at the end of this working interest section, the foregoing Properties are subject to following specific agreement:

1. That certain Operating Agreement (42-C-1155) dated June 19, 1958 between Cities Services Oil and Gas Company, Operator and Bridwell Oil Company, et al, Non-operator.
2.   Subject to Gas Contract dated November 12, 1992 (#374500) with Warren
     Petroleum

                                  DAVENPORT "A"
                                    7-4220115

                               Wise County, Texas

OXY LEASE NUMBER:   6-4239159/4222956
DATED:              August 16, 1977
LESSOR:             Tarrant County Water Control
LESSEE:             Cities Service Company
WORKING INTEREST    53.125%
NET REVENUE
  INTEREST          46.45439%
RECORDING DATA:     Book 208, Page 361
DESCRIPTION:        INSOFAR AND ONLY INSOFAR as said lease shall concern 196.84 acres in the GH&H RR Co. Survey #1 Abstract 349, more fully described in the oil and gas lease dated August 16, 1977, recorded in Book 208, Page 361, Wise County, Texas.


In addition to the agreements noted at the end of this working interest section, the foregoing Properties are subject to following specific agreement:

1. That certain Operating Agreement (42-C-4319) dated January 8, 1955 between Cities Service Company, Operator and Eagle Oil & Gas Company, et al., Non-operator.
2.   Subject to Gas Contract #ou 57-00 dated August 15, 1983 with Warren
     Petroleum

                                  DAVENPORT "B"
                                    7-4220139

                               Wise County, Texas

The following leases total to:
WORKING INTEREST    100%
NET REVENUE
  INTEREST          87.5%
OXY LEASE NUMBER:   6-4222956/4222956
DATED:              August 15, 1946
LESSOR:             Mrs. Cora L. Davenport
LESSEE:             John M. Mouser
RECORDING DATA:     Volume 47, Page 355
DESCRIPTION:        INSOFAR AND ONLY INSOFAR as said leases shall concern all of the GH&H RR Co. Survey #1, Abstract 349, except rights down to 5800 feet in the Westerly 196.84 acres, Wise County, Texas.


OXY LEASE NUMBER:   6-4229732/4222956
DATED:              November 29, 1946
LESSOR:             James V. Anderson
LESSEE:             John M. Mouser
RECORDING DATA:     Volume 48, Pages 651
DESCRIPTION:        INSOFAR AND ONLY INSOFAR as said lease shall concern 444
                    acres of the East part of the GH&H RR Co. Survey, more fully described in the Oil and Gas Lease dated November 29, 1946 recorded in Book 43, Page 651, Wise County, Texas

In addition to the agreements noted at the end of this working interest section, the foregoing Properties are subject to following specific agreements:

1. This certain Gas Purchase Contract (W373200) dated October 21, 1992 with Warren Petroleum.

                             HALMAN-SMITH A-2 CADDO
                           HALMAN-SMITH A-2 BOONEVILLE
                                    7-4233602
                                    7-4233601

                               Wise County, Texas

OXY LEASE NUMBER:   6-4212785/4212785
DATED:              November 22, 1946
LESSOR:             Tarrant County Water Control
LESSER:             Cities Service Oil Company
WORKING INTEREST
  BPO               99.28024%
NET REVENUE
  INTEREST BPO      84.375%
WORKING INTEREST
  APO               65.625%

RECORDING DATA:     Book 47, Page 571

DESCRIPTION:        INSOFAR AND ONLY INSOFAR as said lease shall concern 1179.58 acres of the JGW Clayton and C.D. Mixon Surveys, James
                    Vetntioner Survey, James Tarltorn Survey more fully described in the oil and gas lease dated November 22, 1946, recorded in Book 47, Page 571, except gas rights down to 5890 feet in the West 93 acres of a 305.89 acre tract in the JGW Clayton survey, Wise County, Texas.

In addition to the agreements noted at the end of this working interest section, the foregoing Properties are subject to following specific agreements:

1. Subject to Operating Agreement 42-C-2141 dated September 6, 1962 and 42-C-2141-1 dated July 18, 1982 as amended.
2. Subject to Declaration of Unit effective September 6, 1962 covering Boonesville Bend Conglomerate.
3. those certain Gas Purchase contracts dated April 11,1983 Number E-5400 and August 15, 1983, Number OU57-00 with Warren Petroleum

                                 HALMAN-SMITH A
                                    7-4233604

                               WISE COUNTY, TEXAS

The following lesses total to:
WORKING INTEREST
  BPO               76.46355%
NET REVENUE
  INTEREST BPO      65.625%
WORKING INTEREST
  APO               75%
NET REVENUE
  INTEREST APO      65.625%

OXY LEASE NUMBER    6-4251140/4251140
DATED:              February 11, 1985
ASSIGNOR:           Cities Service Oil and Gas Corporation
RECORDING DATA:     N/A

DESCRIPTION:        INSOFAR AND ONLY INSOFAR as said lease shall concern oil
                    rights in Bend Conglomerate interval, same being defined as Southeast of interval between base of Caddo Line and top of Marble Falls Lime, as shown on Schlumberger electric log dated March 15, 1956 from Citler #1 Tarrant E, more fully described in assignment dated December 9, 1985, Wise County,
                    Texas


OXY LEASE NUMBER:   6-4212785/4212785
DATED:              November 22, 1946
LESSOR:             Tarrant County Water Control
LESSEE:             Cities Service Oil Company
RECORDING DATA:     Book 47, Page 571

DESCRIPTION:        INSOFAR AND ONLY INSOFAR as said lease shall concern 1179.58 acres of the JGW Clayton and C.D. Mixon Surveys, James
                    Ventioner Survey, James Tarltorn Survey more fully described in the oil and gas lease dated November 22, 1946, recorded in Book 47, Page 571, except gas rights down to 5890 feet in the West 93 acres of a 305.89 acre tract in the JGW Clayton
                    Survey, Wise County, Texas.

In addition to the agreements noted at the end of this working interest section, the foregoing Properties are subject to following specific agreements:

1. That certain Operating Agreement (42-C-2141-1) dated September 21, 1987, Cities Service Oil Company, as Operator;
2. that certain Gas Purchase contracts dated April 11, 1983, Number E-5400 and August 15, 1983, Number OU57-00 with Warren Petroleum.


                             HALMAN-SMITH McCOMMONS
                                    7-4233604

                               WISE COUNTY, TEXAS

The following lesses total to:
WORKING INTEREST
  BPO               75%
NET REVENUE
  INTEREST BPO      65.625%
OXY LEASE NUMBER    6-4212785/4212785
DATED:              November 22, 1946
LESSOR:             Tarrant County Water Control
LESSEE:             Cities Service Oil and Gas Corporation
RECORDING DATA:     Book 47, Page 571

DESCRIPTION:        INSOFAR AND ONLY INSOFAR as said lease shall concern 1179.68 acres of the JGW Clayton and C. D. Mixon surveys, James
                    Ventioner Survey, James Tarltorn Survey more fully described in the oil and gas lease dated November 22, 1946, recorded in Book 47, Page 571, except gas rights down to 5890 feet in the West 93 acres of a 305.89 acre tract in the JGW Clayton
                    Survey, Wise County, Texas, ONLY INSOFAR as it covers 250 acres described in that certain Amendment to Lease to authorize April dated April 27, 1962, recorded in Book 137,
                    Page 462, Lease Records of Wise County, Texas as to gas from the Boonsville Bend Conglomerate.

OXY LEASE NUMBER    6-4222241/4222241
DATED:              January 2, 1959
LESSOR:             Ruth McNair
LESSEE:             McCommons Oil Company
RECORDING DATA:     Book 112, Page 261

DESCRIPTION:        INSOFAR AND ONLY INSOFAR as said lease shall concern listed out of JGW Clayton Survey, A-750, more sully described in the oil and gas lease dated January 2, 1959, recorded in Book 112, Page 261, Wise County, Texas as to gas from the
                    Boonsville Bend Conglomerate formation.

OXY LEASE NUMBER:   6-4229618/4222241
DATED:              January 2, 1959
LESSOR:             Lewis Kirk, et al
LESSEE:             McCommons Oil Company
RECORDING DATA:     Book 112, Page 45

DESCRIPTION:        INSOFAR AND ONLY INSOFAR as said lease shall concern land
                    out of the JGW Clayton Survey, more fully described in the oil and gas lease dated January 2, 1959, recorded from the Boonsville Bend Conglomerate formation.

In addition to the agreements noted at the end of this working interest section, the foregoing Properties are subject to following specific agreements:

1. That certain Operating Agreement dated July 18, 1982 between McCommons Oil Company, Operator and Cities Service Petroleum Company, et al, as Non-operator, covering 321.5 acres out of the JGW Clayton, A-150 Survey as amended by letter dated July 13, 1982.
2. That certain Declaration of Unit dated September 6, 1962, unitized 321.5 acres in the JGW Clayton Survey as to gas production from the Boonsville Bend Conglomerate.
3. That certain Agreement dated August 2, 1982. 4. Subject to a Letter Agreement dated July 13, 1982.

                                    KEMPNER A
                                    7-4243365

                               Jack County, Texas

The following leases total to:
WORKING INTERST     50%
NET REVENUE
  INTERST           43.75%

OXY LEASE NUMBER:   6-4228400/4214572
DATED:              September 13, 1954
LESSOR:             J. H. Kempner
LESSEE:             D. L. Johnson
RECORDING DATA:     Book 195, Page 109

DESCRIPTION:        INSOFAR AND ONLY INSOFAR as said lease shall concern all
                    rights in G. W. Isbell Survey, except part in NE/C, a tract of 23 acres designated as second tract insofar as it covers a 132.5 acre tract being all of the G. W. Isbell Survey, A-1692, more fully described by meter and bounds in said lease, Jack County, Texas.

OXY LEASE NUMBER:   6-4214572/4214572
DATED:              March 10, 1949
LESSOR:             Tarrant County Water Control
LESSEE:             Cities Service Oil Company
RECORDING DATA:     Book 139, Page 183

DESCRIPTION:        INSOFAR AND ONLY INSOFAR as said lease shall concern 630.69 acres, Tract 1 designated by Tarrant County Water Control and ID No. 1 being out of the Hedgecoke, Shelton. Simon,
                    Isabell, Walling, Welch and McKinley Surveys, more fully described in the oil and gas lease dated March 10, 1949, recorded in Book 139, Page 183, Jack County, Texas.

In addition to the agreements noted at the end of this working section, the foregoing Properties are subject to following specific agreement:

1. That certain Operating Agreement (42-C-729) dated November 23, 1954 between Cities Service Oil Company, Operator and D. L. Johnson, et al, Non-operator covering 132.5 acres being all the G. W. Isbell Survey A-1692 described by meters and bounds in oil and gas lease recorded in Book 139, Page 183.
2. That certain Gas Purchase Contract Number 303200 dated April 18, 1956, with Warren Petroleum.

                                     SEALY A
                                    7-4270975

                               Jack County, Texas

OXY LEASE NUMBER:   6-4214572/4214572
DATED:              March 10, 1949
LESSOR:             Tarrant County Water Control
LESSEE:             Cities Service Oil Company
WORKING INTEREST     100%
NET REVENUE
  INTEREST          87.5%
RECORDING DATA:     Book 139, Page 183

DESCRIPTION:        INSOFAR AND ONLY INSOFAR as said lease shall concern 630.69
                    ACRES, Tract 1, designated by the Tarrant County Water
                    Control and Improvement District No. 1 being of the
                    Hedgecoke, Shelton, Simon, Isbell, Walling, Welch and
                    McKinley Surveys, more fully described in oil and gas lease dated March 10, 1949, recorded in Book 139, Page 183, Jack
                    County, Texas.

In addition to the agreements noted at the end of this working interest section, the foregoing Properties are subject to following specific agreements.

1. That certain Surface Use Agreement dated November 1, 1984 between the Boy Scouts of America and Cities Service Oil and Gas Corporation.
2. That certain Gas Purchase Contract number 48200 dated August 18, 1994 with Warren Petroleum.

                                     SEALY B
                                    7-4270980

                               Wise County, Texas

OXY LEASE NUMBER:   6-4223030/4223030
DATED:              June 29, 1953
LESSOR:             Sealy & Smith Corporation
LESSEE:             Cities Production Companies
WORKING INTERST     100%
NET REVENUE
  INTEREST          82.03125%
RECORDING DATA:     Book 74, Page 40
DESCRIPTION:        INSOFAR AND ONLY INSOFAR as said lease shall concern 502.38 acres being all of Survey No. 19, Abstract No. 352, originally granted to GH&H RR Co. under Certificate 32/233, more fully described in the oil and gas lease dated June 29, 1953, recorded in Book 74, Page 40, Wise County, Texas.

In addition to the agreements noted at the end of this working interest section, the foregoing Properties are subject to following specific agreement:

1.   Declaration of Unit dated December 16, 1965.
2. Subsurface Easement dated May 10, 1984 between the Sealy Smith Foundation and Mitchell Energy Corporation.
3. That certain Surface Use Agreement dated November 1, 1984 between the Boy Scouts of America and Cities Services Oil and Gas Corporation.

                                     SEALY C
                                    7-4270982

                               Wise County, Texas

The following leases total to:
WORKING INTERST     100%
NET REVENUE
  INTEREST          87.5%
OXY LEASE NUMBER:   6-4223030/4223030
DATED:              June 29, 1953
LESSOR:             Sealy & Smith Corporation
LESSEE:             Cities Production Companies
RECORDING DATA:     Book 74, Page 40
DESCRIPTION:        INSOFAR AND ONLY INSOFAR as said lease shall concern 502.38 acres being all of Survey No. 19, Abstract No. 352, originally granted to GH&H RR Co. under Certificate 32/233, more fully described in the oil and gas lease dated June 29, 1953, recorded in Book 74, Page 40, Wise County, Texas.

OXY LEASE NUMBER:   6-4214522/4214522
DATED:              April 26, 1949
LESSOR:             Eugene Ashe
LESSEE:             F. H. Scott
RECORDING DATA:     Book 60, Page 95
DESCRIPTION:        INSOFAR AND ONLY INSOFAR as said lease shall concern 776.12 acres out of the Cochran & Collins Survey, GH&H RR Co.
                    Survey No. 20, George Ramsdale Survey, and R. A. Nelson
                    Survey, more fully described in the oil and gas lease dated
                    April 26, 1949, recorded in Book 60, Page 95, Wise County,
                    Texas.

                                     SLAY A
                                    7-4274130

                               Wise County, Texas

OXY LEASE NUMBER:   6-4223019/4223019
DATED:              April 10, 1953
LESSOR:             Clyde Blay
LESSEE:             F. H. Scott
WORKING INTERST     100%
NET REVENUE
  INTEREST          84.7656%
RECORDING DATA:     Book 72, Page 475

DESCRIPTION:        INSOFAR AND ONLY INSOFAR as said lease shall concern 301
                    acres out of the G&B Nav. Co. Survey and 487 acres of the Barney Lowe Survey, more fully described in the oil and gas lease dated April 10, 1953, recorded in Book 72, Page 475.
                    Also, a 60 acre tract out of the Galveston Brazos Navigation
                    Survey, A-350, acquired by ratification dated December 9, 1961, Wise County, Texas.

In addition to the Agreements noted at the end of this working interest section, the forgoing Properties are subject to following specific agreements, liens, easements, and similar encumbrances.

1. That certain Road Lease dated October 11, 1989 between Ozell C. Smith, Lessor and OXY USA Inc., Lessee.
2. That certain Gas Purchase Contract #428200 dated August 19, 1994 with Warren Petroleum Company.

                                    TARRANT A
                                    7-4279863

                               Jack County, Texas

OXY LEASE NUMBER:   6-4214574/4214574
DATED:              March 10, 1949
LESSOR:             Tarrant County Water Control
LESSEE:             Cities Service Oil Company
WORKING INTERST     100%
NET REVENUE
  INTEREST          87.5%
RECORDING DATA:     Book 139, Page 149

DESCRIPTION:        INSOFAR AND ONLY INSOFAR as said lease shall concern 539.43 acres described in Deed from Mrs. M. M. Laird, et al to Tarrant County Water Control and Improvement District No. 1, recorded in Volume 78, Page 20, Deed Records of Jack County,
                    Texas and more fully described in the oil and gas lease dated March 10, 1949, recorded in Book 139, Page 149, Jack
                    County, Texas.

In addition to the agreements noted at the end of the working interest section, the foregoing Properties are subject to following specific agreements and easements:

1. That certain Road use and Maintenance Agreement dated June 14, 1993 between OXY USA Inc. and Threshold Development Company.
2. That certain ROW Agreement dated June 24, 1993 between the Collins Childrens Trust and OXY USA Inc. 3. That certain Gas Purchase Contract #428200 dated August 19, 1994 with Warren Petroleum Company.

                                   TARRANT B&C
                                    7-4279884

                               Jack County, Texas

The following leases total to:
WORKING INTEREST    100%
NET REVENUE
  INTEREST          87.5%
OXY LEASE NUMBER:   6-4214576/4214576
DATED:              March 10, 1949
LESSOR:             Tarrant County Water Control
LESSEE:             Cities Service Oil Company
RECORDING DATA:     Book 141, Page 57

DESCRIPTION:        INSOFAR AND ONLY INSOFAR as said lease shall concern 637.44 acres being all D. W. Campbell Survey, Abstract 146, more fully described in the oil and gas lease dated March 10, 1949, recorded in Book 141, Page 57, Jack County, Texas.

OXY LEASE NUMBER:   6-4214573/4214573
DATED:              March 10, 1949
LESSOR:             Tarrant County Water Control
LESSEE:             Cities Service Oil Company
RECORDING DATA:     Book 141, Page 49

DESCRIPTION:        INSOFAR AND ONLY INSOFAR as said lease shall concern 771.99 acres described in Deeds from Will Laird, et al, June 12, 1931, Volume 78, Page 31, J. M. Morrow, et al, July 3, 1931,
                    Volume 78, Page 35, more fully described in the oil and gas lease dated march 10, 1949, recorded in Book 141, Page 49,
                    Jack County, Texas.

In addition to the agreements noted at the end of this working interest section, the foregoing Properties are subject to following specific agreements and easements.

1. That certain Gas Purchase Contract #428200 dated August 19, 1994 with Warren Petroleum Company.

                                    TARRANT E
                                    7-4279968

                               Wise County, Texas

OXY LEASE NUMBER:   6-4212785/4212785
DATED:              November 22, 1946
LESSOR:             Tarrant County Water Control
LESSEE:             Cities Service Oil Company
WORKING INTEREST    100%
NET REVENUE
  INTEREST          87.5%
RECORDING DATA:     Book 47, Page 571

DESCRIPTION:        INSOFAR AND ONLY INSOFAR as said lease shall concern 1179.68 acres out of the JGW Clayton & C. D. Mixon Surveys, James
                    Vendoner Survey, James Tarlton Survey, more fully described in the oil and gas lease dated November 22, 1946, recorded in Book 47, Page 571, except gas rights down to 5, 390 feet in the West 93 acres of a 305.89 acre tract out of the JGW
                    Clayton Survey, Wise County, Texas.

In addition to the agreements noted at the end of this working interest section, the foregoing Properties are subject to following specific agreements and easements.

1. That certain Gas Purchase Contract #428200 dated August 19, 1994 with Warren Petroleum Company.

Notwithstanding anything herein to the contrary, and in addition to the specific agreements noted above with respect to individual properties or units, all of the working interest properties described above are subject to all agreements, liens, easements, and similar encumbrances contained or referenced in Seller's files, recorded or referenced in the County Records for Wise County, Texas filed with the Secretary of State of the State of Texas, with regard to said Purchased Properties or otherwise known to Buyer including, but not limited to, the following:

1. That certain Agreement for the Purchase and Sale of Domestic Crude Oil executed the 31st day of August, 1983, by and between Occidental Petroleum Corporation, et al, and Citgo Petroleum Corporation, et al.
2. That certain Master Agreements on Gas Processing dated August 30, 1993, but and between OXY USA Inc. and Trident NGL, Inc.

                       Amendment to Gas Purchase Contract

WG Energy ("Seller") and Dynegy Midstream Services, Limited Partnership ("Buyer") entered into a Gas Purchase Contract with the effective date of February 1, 1998. Seller and Buyer now wish to amend the Contract, as set forth herein.

Now therefore, in consideration of the premises and other valuable consideration, Seller and Buyer agree as follows:

The paragraph entitled "ARTICLE XVIII - TAXES" shall be deleted in its entirety and replaced by:

TAXES

Seller agrees to bear and to pay or cause to be paid all excise, severance, production, sales and other taxes applicable to Seller's Gas delivered to Buyer hereunder. In addition, Seller agrees to bear all taxes assessed on Seller's settlement share of the Plant Products and Residue Gas extracted from Seller's Gas (or the Proceeds attributable thereto, as the case may be) and any fuel use or Processing taxes which may be assessed against Buyer. As an accommodation to Seller, Buyer agrees to disburse any such taxes, and Buyer shall deduct the amounts so paid from any amounts due Seller hereunder or shall invoice Seller for same if no payment is due Seller or if the payment due Seller is insufficient to cover such taxes and/or assessments. Each Party agrees to make all tax reports which it is obligated to make to the applicable taxing authorities.

Neither Party hereto shall be responsible or liable for any taxes or other statutory charges levied or assessed against any of the facilities of the other Party used for the purpose of carrying out the provisions of this Agreement. Each Party shall pay any and all ad valorem, employment, occupation, income and other taxes of like nature levied, assessed or collected on or with respect to that Party's property or operations or shall furnish to the other Party all tax exemption certificates exempting such Party from the obligation to pay any such taxes.

The effective date of this Amendment is February 1, 2001.

All other provisions of the Contract shall remain in full force and effect.

New Contract No. 010451 - Ref. No. 095 was formerly known as Contract No. 42095-03043.

Accepted and Agreed to:             Accepted and Agreed to:

WG Energy                           Dynegy Midstream Services,
                                    Limited Partnership


                                    By:  Dynegy Midstream G.P., Inc., its
                                    General Partner
By: /s/ Lisa Evans                  By:  /s/ Bobby McGuire
Printed Name: Lisa Evans            Printed Name:  Bobby McGuire
Title: Vice President, Land         Title:  Director, Gas Supply
Date: 2/13/01                       Date:  2/9/01

Owner's Federal Tax ID Number:      Dynegy's Federal Tax ID Number: 76-0507891
75-2883589
Address                             Address

550 W. Texas Ave., Suite 300        1000 Louisiana Suite 5800
Midland, TX  79701                  Houston, TX  77002

                       Amendment to Gas Purchase Contract

WG Energy ("Seller") and Dynegy Midstream Services, Limited Partnership ("Buyer") entered into a Gas Purchase Contract with the effective date of February 1, 1998. Seller and Buyer now wish to amend the Contract, as set forth herein.

Now therefore, in consideration of the premises and other valuable consideration, Seller and Buyer agree as follows:

The provision entitled "EXHIBIT A" is hereby amended to include the following:
(moved from Contract No(s) 013198):

            ------------------ -------------------------
            LEASE NAME             LEASE DESCRIPTION
            ------------------ -------------------------
            Davenport A-3          See Exhibit A-1
            Davenport A-4          See Exhibit A-1
            Halman-Smith A         See Exhibit A-1
            Halman-Smith A2        See Exhibit A-1

The effective date of this Amendment is January 1, 2002.

All other provisions of the Contract shall remain in full force and effect.

New Contract No. 010451 - Ref. No. 095 was formerly known as Contract No. 42095-03043.

New Contract No. 010451 replaces Contract number(s) 013198.

Accepted and Agreed to:           Accepted and Agreed to:

WG Energy                         Dynegy Midstream Services,
                                  Limited Partnership

                                  By: Dynegy Midstream G.P., Inc., its General
                                      Partner
    /s/ Michael J. Grella
By: Michael J. Grella             By:  /s/ Bobby McGuire
Printed Name:                     Printed Name:  Bobby McGuire
Title:  President                 Title:  Director, Gas Supply
Date:  12/21/01                   Date:  11/26/01

Owner's Federal Tax ID Number:    Dynegy's Federal Tax ID Number: 76-0507891
75-2883589
Address                           Address

550 W. Texas Ave., Suite 300      1000 Louisiana Suite 5800
Midland, TX  79701                Houston, TX  77002

                                   EXHIBIT A-1

County              Wise
State               TX
Legal Description:  Insofar and only insofar as said leases shall concern 196.84 acres in the GH&H RR Co. Survey #1 Abstract 349, more fully described in the Oil & Gas Lease dated August 16, 1977,
                    recorded in Book 208, Page 361, Wise County, TX
Existing Wells:     Davenport A-3
Supplier's Gross
  Working Interest  100%

County              Wise
State               TX
Legal Description:  Insofar and only insofar as said leases shall concern 196.84 acres in the GH&H RR Co. Survey #1 Abstract 349, more fully described in the Oil & Gas Lease dated August 16, 1977,
                    recorded in Book 208, Page 361, Wise County, TX
Existing Wells:     Davenport A-4
Supplier's Gross
  Working Interest  100%

County              Wise
State               TX
Legal Description:  Insofar and only insofar as said lease shall concern oil rights in Bend Conglomorate Interval, same being defined as
                    Southeast of Interval between base of Caddo Limo and top of
                    Marble Falls Line, as shown on Schlumberger electric log
                    dated March 15, 1956, from Cities #1 Tarrant E, more fully described in assignment dated December 9, 1985, Wise County,
                    TX
Existing Wells:     Halman-Smith A
Supplier's Gross
  Working Interest  100%

County              Wise
State               TX
Legal Description:  Insofar and only insofar as said lease shall concern oil rights in Bend Conglomorate Interval, same being defined as
                    Southeast of Interval between base of Caddo Limo and top of
                    Marble Falls Line, as shown on Schlumberger electric log
                    dated March 15, 1956, from Cities #1 Tarrant E, more fully described in assignment dated December 9, 1985, Wise County,
                    TX
Existing Wells:     Halman-Smith A2
Supplier's Gross
  Working           Interest 100%

                         ATTACHMENT 1 - GAS NOMINATIONS

Seller shall provide Buyer with a written nomination of the volume per Day of Gas that it desires Buyer to receive at the Delivery Point during the Month of delivery and subsequently redeliver to the transporting pipeline. Such nomination shall be due from Seller via facsimile transmission on or before the earlier of (1) two (2) Business Days prior to the beginning of the Month of delivery; or (2) at least twenty-four (24) hours before nominations to the downstream pipeline utilized by Seller to transport Seller's allocated share of Residue Gas from the Redelivery Point are due in order to achieve first Day of the Month flow. Such nomination shall include, but not be limited to, the name of transporter, name of purchaser, Transportation Service Contract Number, name and phone number of Seller's Gas Control Contact, the nominated quantity of Gas that will be delivered by Seller at the Delivery Point, nominated quantity for redelivery at the Redelivery Point, and the effective dates of flow. Seller shall notify Buyer in writing of any changes in volume or the designated pipeline carrier for its Residue Gas immediately upon Seller's knowledge of such changes. Should Buyer, at any time, not Process all of the Gas delivered to Buyer by Seller, Buyer will advise Seller as soon as reasonably possible in order that Seller may make proper nomination adjustments with Seller's designated pipeline carrier. In no event shall Buyer be held responsible for any penalties or imbalance charges assessed by the receiving/transporting pipelines.

Buyer agrees to be responsible for confirmation and delivery to the transporting pipeline. Under no circumstances shall Buyer be required to confirm or deliver more than the estimated available volume, which will be based on the average of the latest three Months of production as reasonably determined by Buyer. With respect to the situation where this Agreement is a keep whole Agreement or is based on keep whole economics ("Keep Whole Agreements"), any imbalance between the Gas allocated by Buyer at the Delivery Point and the volumes of Seller's Gas actually available at the Delivery Point shall be handled in accordance with the provisions set forth below. In all other situations, any imbalance between the volumes of Gas allocated at the Redelivery Point and the volumes available for redelivery at the Redelivery Point shall be handled in accordance with the provisions set forth below.

Buyer shall have the right to maintain an "over and short account" for Residue Gas deliveries for Seller's account. By no later than the last Day of each Month, Buyer shall send a statement to Seller which will identify any over or short deliveries for the preceding Month and the cumulative over and short deliveries to Seller's receiving pipeline. Buyer shall endeavor to keep the over and short volumes as much in balance as possible by making flow adjustments Monthly.

Should an imbalance exist when the take-in-kind rights provided for in this Letter Agreement terminate, then Buyer shall have the option to pay Seller for a "short" balance at an average market price at the Plant for the prior three (3) Months or by delivering the "short" balance in-kind over the subsequent three
(3) Months. Seller shall pay Buyer for an "over" balance at an average market price at the Plant for the prior three (3) Months.

                       Amendment to Gas Purchase Contract

WG Energy, Inc. ("Seller") and Dynegy Midstream Services, Limited Partnership ("Buyer") entered into a Gas Purchase Contract dated January 30, 1998.

Seller and Buyer now wish to amend the Contract, as set forth herein.

Now therefore, in consideration of the premises and other valuable consideration, Seller and Buyer agree as follows:

The provision entitled "ARTICLE X - COMPENSATION TO SELLER" shall be revised to add:

D. Residue Gas - Take-In-Kind Option - Seller shall have the option to take-in-kind its percentage (less Buyer's share) of the Residue Gas attributable to the gas delivered hereunder by giving Buyer written notice no later than thirty (30) days prior to January 1, 2003, or any six (6) month period thereafter commencing on July 1 or January 1. Take-In-Kind of Seller's Residue Gas shall remain in effect for a minimum period of six (6) months and thereafter for periods of six (6) months. Seller's Take-In-Kind option shall remain in effect if Seller fails to notify Buyer in writing at least thirty (30) days prior to any six (6) month period of Seller's desire to cease its taking of Gas.

     The provisions attached hereto as Attachment 1, "GAS NOMINATIONS" shall be applicable when Seller is taking-in-kind its percentage share of Residue Gas.

The effective date of this Amendment is October 1, 2002.

All other provisions of the Contract shall remain in full force and effect.

Accepted and Agreed to: Accepted and Agreed to:

WG Energy Ltd.                     Dynegy Midstream Services,
                                   Limited Partnership

                                   By:  Dynegy Midstream G.P., Inc., its
                                        General Partner
By: /s/ Michael J. Grella          By: /s/ Bobby J. McGuire
Printed Name:  Michael J. Grella   Printed Name:  Bobby J. McGuire
Title:  President                  Title:  Director, Gas Supply
Date:                              Date:

Owner's Federal Tax ID Number:     Dynegy's Federal Tax ID Number: 76-0507891
75-2883589
Address                            Address

550 W. Texas Ave., Suite 300       1000 Louisiana Suite 5800
Midland, TX  79701                 Houston, TX  77002

                       Amendment to Gas Purchase Contract

WG Energy, Inc. successor to JW Energy Co. LTD. ("Seller") and Dynegy Midstream Services, Limited Partnership ("Buyer") entered into a Gas Purchase Contract dated January 30, 1998.

Seller and Buyer now wish to amend the Contract, as set forth herein.

Now therefore, in consideration of the premises and other valuable consideration, Seller and Buyer agree as follows:

Effective January 1, 2001 the provision entitled "ARTICLE X - COMPENSATION TO SELLER" is hereby amended to change the compensation or pricing as follows:

     Under A. Plant Products - the compensation for Plant Products shall be changed from Eighty Percent (80%) to Eighty-Five Percent (85%).

     Under B. Residue Gas - the compensation for Residue Gas shall be changed from eighty Percent (80%) to Eighty-Five percent (85%).

     Under B. Residue Gas, second paragraph, the language beginning with "Net Proceeds" and ending with "Residue Gas" shall be deleted and replaced with the following:

          The Residue Gas price shall be based on the monthly first-of-the-month Delivered Spot-Gas Price ($MMBtu) for Houston Ship Channel/Beaumont Index (large packages only) as published in "INSIDE FERC'S GAS MARKET REPORT", less twelve (12) cents per MMBtu. Should said publication cease to report such index price, both parties shall mutually agree on a replacement publication or other price methodology.

Effective February 1, 2001, the provision entitled "ARTICLE X - COMPENSATION TO SELLER" is hereby amended as follows:

     Under C., the first date shall be changed to January 1, 2002. The second and third dates shall be changed to July 1 and January 1, respectively.

     D. - Plant Products - Take-in-Kind Option and E. - Residue Gas - Take-in-Kind Option shall be deleted in their entirety.

All other provisions of the Contract shall remain in full force and effect.

New Contract No. 010451 - Ref. No. 095 was formerly known as Contract No. 42095-03043.

Accepted and Agreed to:             Accepted and Agreed to:

WG Energy, Inc.                     Dynegy Midstream Services,
                                    Limited Partnership

                                    By:  Dynegy Midstream G.P., Inc., its
                                         General Partner

By: /s/ Michael J. Grella           By:  /s/ Bobby McGuire
Printed Name:  Michael J. Grella    Printed Name:  Bobby McGuire
Title:  President                   Title:  Director, Gas Supply
Date: 2/2/01                              Date:

Owner's Federal Tax ID Number:      Dynegy's Federal Tax ID Number: 76-0507891
75-2883589
Address                             Address

550 W. Texas Ave - Suite 300        1000 Louisiana Suite 5800
Midland, TX  79701                  Houston, TX  77002

                       Amendment to Gas Purchase Contract

WG Energy, Inc. ("Seller") and Dynegy Midstream Services, Limited Partnership Buyer entered into a Gas Purchase Contract dated January 30, 1998.

Seller and Buyer now wish to amend the Contract, as set forth herein.

Now therefore, in consideration of the premises and other valuable consideration, Seller and Buyer agree as follows:

Effective January 1, 2002 the provision entitled "ARTICLE X - COMPENSATION TO SELLER" is hereby amended to change the compensation or pricing as follows:

     Under A. Plant Products - the compensation for Plant Products shall be changed from Eighty-Five Percent (85%) to Eighty Percent (80%).

     Under B. Residue Gas - the compensation for Residue Gas shall be changed from Eighty-Five Percent (85%) to Eighty percent (80%).

     The above to remain in effect through June 30, 2002. At that time, compensation for Plant Products and Residue Gas will revert to the current scaled pricing as described in the Contract.

The effective date of this Amendment is January 1, 2002.

All other provisions of the Contract shall remain in full force and effect.

Accepted and Agreed to: Accepted and Agreed to:

WG Energy Ltd.                       Dynegy Midstream Services,
                                     Limited Partnership

                                     By:  Dynegy Midstream G.P., Inc., its
                                          General Partner

By: /s/ Michael J. Grella            By:  /s/ Bobby J. McGuire
Printed Name: Michael J. Grella      Printed Name:  Bobby J. McGuire
Title:  President                    Title:  Director, Gas Supply
Date:  3/12/02                       Date:  3/06/02

Owner's Federal Tax ID Number:       Dynegy's Federal Tax ID Number: 760507891
75-2883589
Address                              Address

550 W. Texas Ave., Suite 300         1000 Louisiana Suite 5800
Midland, TX  79701                   Houston, TX  77002

[TARGA RESOURCES, INC LOGO AND LETTERHEAD]


November 8, 2005

WG Energy Ltd
PO Box 10076
Midland, TX  79702

Attention:  Targa (Dynegy) Account Manager

As a follow up to the proposed transaction that was announced in August 2005, Targa Resources, *Inc. has completed its acquisition of Dynegy Midstream Services. I would like to take this opportunity to introduce you to our company and provide you with some information about your billing procedures.

Headquartered in Houston, Texas with operations around the country, Targa is an integrated natural gas and NGL midstream energy company. We understand the importance of effective and efficient relationships with our vendors and suppliers and, importantly, their role in helping us serve our customers. The company as a whole is committed to a positive and productive business partnership with you - both throughout our near-term transition period and in our everyday approach.

Please note that any accounts that you have in the name of Dynegy Midstream Services, Limited Partnership are to be changed to Targa Midstream Services Limited Partnership. Your contacts for the sales of goods and services and our procurement/contracting processes remain the same. Telephone and fax numbers will change in the future; however, these remain the same until further notice. we do not expect any interruption to our payment or invoicing process. If your invoice is related to a purchase order, please direct it to the address listed below to the attention of Accounts Payable. Please make sure to include the Targa purchase order number on the invoice to assure timely processing.

Our corporate logistics are as follows:

Targa Resources, Inc.
1000 Louisiana Street, Suite 4700
Houston, Texas  77002

Corporate main telephone number is 713.584.1000. My direct dial number is
713.584.1040. Additional information about our company can be found at www.targaresources.com.

We will communicate updates and provide additional contact information as our transition continues. In the meantime, should you have any questions, please don't hesitate to get in touch with your Procurement Representative.

Thank you in advance for your cooperation. We look forward to continuing our relationship with you.

Sincerely,

/s/ Michael A. Heim
Executive Vice President and
Chief Operating Officer

[TARGA LOGO AND LETTERHEAD]

March 1, 2006

TO:  ALL PRODUCERS AND CONTRACT PARTIES

RE:  Notice of Transfer

Ladies and Gentlemen:

As you know, Dynegy Midstream Services, Limited Partnership was acquired by Targa Resources, Inc. ("Targa") on October 31, 2005. Since the acquisition, the name of Dynegy Midstream Services, Limited Partnership has been changed to Targa Midstream Services Limited Partnership ("Targa Midstream"). Furthermore, Targa is undergoing an internal restructuring by which a significant amount of the assets of Targa Midstream in North Texas will be transferred to a newly formed, wholly owned subsidiary of Targa named Targa North Texas LP, a Delaware limited partnership ("Targa North Texas").

Accordingly, effective December 1, 2005, Targa Midstream has caused all of its assets located in North Texas to be conveyed to Targa North Texas, which has assumed all of Targa Midstream's obligations under the various contracts and agreements.

Inasmuch as the contracts and agreements between you, or your company, and Targa Midstream were included, if permitted, in the assets transferred to Targa North Texas, this letter constitutes written notice of the subject transfer and assumption. Please take this opportunity to update your records to properly reflect the transfer from Targa Midstream to Targa North Texas. At this time, there will be no change in address for notices purposes.

Please note that you will continue to receive monthly settlement statements, payments, payment details and advance volume reports (if applicable) from Targa Midstream until such time as the name can be updated in our systems.

Should you have any questions, please contact Vicki Hopson, Senior Contract Administrator, at vhopson@targaresources.com or call her at 713-584-1319. Thank you for your continued cooperation and assistance!